UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.1)
Filed by the Registrant ☒
Filed by party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

WINNEBAGO INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee previously paid with preliminary materials
☐	Fee computed on table per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the form proxy card included in the Definitive Proxy Statement filed by Winnebago Industries, Inc. (the “Company”) with the Securities and Exchange Commission on November 3, 2023 (the “Proxy Statement”) in order to conform the voting options for Proposal 1 to those listed in the body of the Proxy Statement. No changes have been made to the body of the Proxy Statement and an updated proxy card has been included with the Proxy Statement being made available to the Company’s shareholders. This Amendment applies only to the version of the form proxy card originally filed with the Proxy Statement.

WINNEBAGO
INDUSTRIES

WINNEBAGO INDUSTRIES, INC.
ATTN: BROOKE ZINTER
13200 PIONEER TRAIL
EDEN PRAIRIE, MN 55347

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to **www.virtualshareholdermeeting.com/WGO2023**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the nominees listed in proposal 1:

1. Elect four Class III directors to hold office for a three-year term ending in 2026

Nominees

	For	Withhold
1a. Sara E. Armbruster	☐	☐
1b. William C. Fisher	☐	☐
1c. Michael J. Happe	☐	☐
1d. Staci L. Kroon	☐	☐

The Board of Directors recommends you vote FOR proposal 2:

	For	Against	Abstain
2. Approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for proposal 3:

	1 year	2 years	3 years	Abstain
3. Approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:

	For	Against	Abstain
4. Approve our amended and restated 2019 Omnibus Incentive Plan	☐	☐	☐
5. Approve our amended and restated Employee Stock Purchase Plan	☐	☐	☐
6. Ratify the selection of Deloitte & Touche LLP as our independent registered public accountant for fiscal 2024	☐	☐	☐

NOTE: Act on any other matters that may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000622093_1 R1.0.0.6

WINNEBAGO INDUSTRIES

ANNUAL MEETING OF SHAREHOLDERS

Thursday, December 14, 2023

4:00 p.m. Central Standard Time

Virtual Meeting www.virtualshareholdermeeting.com/WGO2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

WINNEBAGO INDUSTRIES, INC.
Annual Meeting of Shareholders
December 14, 2023 4:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Stacy L. Bogart and Michael J. Happe, or either of them, the undersigned's attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of Winnebago Industries, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said corporation to be held virtually at www.virtualshareholdermeeting.com/WGO2023 on the 14th day of December, 2023, at 4:00 p.m., Central Standard Time, and at any and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000622093_2 R1.0.0.6

Continued and to be signed on reverse side